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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               CNB HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Georgia                                                58-2362335
-----------------------                                  -------------------
(State of incorporation                                   (I.R.S. Employer
 or organization)                                        Identification No.)


             1303 Hightower Trail, Suite 130, Atlanta, Georgia 30350
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

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
If this Form relates to the registration of a      If this Form relates to th
class of securities pursuant to Section            registration of a class of
12(b) of class of exchange Act and is effective    securities pursuant to Section
pursuant to General Instruction A.(c),             12(g) of the Exchange Act and is
please check the following box. [ ]                effective pursuant to General
                                                   Instruction A.(d), please check
                                                   the following box. [X].

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Securities Act registration statement file number to which this form relates:
333-49137

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                 Name of each exchange on which
      to be so registered                each class is to be so registered
      -------------------                ---------------------------------
             None                                Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $1.00 par value
                          -----------------------------
                                (Title of class)




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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock of the Company" in the Registrant's Form SB-2 Registration Statement No. 333-49137, as filed with the Securities and Exchange Commission on April 1, 1998, and any amendments to such Registration Statement filed subsequently thereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is deemed to be incorporated by reference into the Registration Statement.


ITEM 2.   EXHIBITS.

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EXHIBIT
NUMBER                              DESCRIPTION
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
3.1      Articles of Incorporation (incorporated herein by reference to Exhibit
         3.1 to the Registrant's Form SB-2 Registration Statement File No. 333-49137).

3.2 Bylaws of Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement File No. 333-49137).

4.1      Specimen Common Stock Certificate (incorporated herein by reference to
         Exhibit 4.1 to the Registrant's Form SB-2 Registration Statement File No. 333-49137).

4.2 See Exhibits 3.1 and 3.2 for provisions of the Articles of Incorporation and Bylaws of the Company defining rights of holders of the Company's Common Stock (incorporated herein by reference to Exhibits 3.1 and 3.2 to the Registrant's Form SB-2 Registration Statement File No. 333-49137).
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CNB HOLDINGS, INC.




                                  By:      /s/ H.N. Padget, Jr.
                                           -------------------------------------
                                           H.N. Padget, Jr.
                                           President and Chief Executive Officer

                                  Date:    April 3, 1998